                                                                    EXHIBIT 24.2

                      WILLIAMS HOLDINGS OF DELAWARE, INC.

     I, the undersigned, DAVID M. HIGBEE, Secretary of WILLIAMS HOLDINGS OF DELAWARE, INC., a Delaware corporation (hereinafter called the "Corporation"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of this Corporation unanimously consented, as of October 10th, 1995, to the following:

          RESOLVED that the Chairman of the Board, the President, any Vice President, the Secretary and any Assistant Secretary of the Company be, and each of them hereby is, authorized to prepare and execute on behalf of the Company a registration statement on Form 10 for the registration of the Company's Common Stock, $1 par value, under the Securities Exchange Act of 1934 and to file said registration statement and all exhibits and other documents in connection therewith with the Securities and Exchange Commission and to furnish the Commission with such information as may be necessary or desirable and proper to comply with the Exchange Act and the Rules and Regulations of the Commission thereunder.

          RESOLVED that the Chairman of the Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, of a Registration Statement on Form 10 under the Securities Exchange Act of 1934, with respect to the registration of the Company's Common Stock under said Exchange Act.

     I further certify that the foregoing resolutions have not been modified, revoked or rescinded and are in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of WILLIAMS HOLDINGS OF DELAWARE, INC., this 11th day of October, 1995.

                                                  /s/  DAVID M. HIGBEE
                                                      David M. Higbee
                                                         Secretary

(CORPORATE SEAL)